Exhibit 99.1
REALNETWORKS ANNOUNCES SECOND QUARTER 2009 RESULTS
SEATTLE — July 30, 2009 — Digital entertainment services company RealNetworks®, Inc. (Nasdaq: RNWK) today announced results for the second quarter ended June 30, 2009.
Quarterly Highlights:
•	Revenue of $135.7 million

•	Net loss of $(188.3) million or $(1.40) per share

•	Adjusted EBITDA of $4.1 million

•	Cash and short term investments of $362.8 million as of June 30, 2009
“In spite of a difficult consumer environment, our business remained relatively stable in the second quarter,” said Rob Glaser, RealNetworks’ Chairman and CEO. “Looking forward, even though we expect the economy to remain weak, we expect to show sequential improvement in the second half of the year based in part on new products such as our innovative RealPlayer SP.”
Second Quarter Results
For the second quarter of 2009, revenue was $135.7 million, a decrease of 11%, compared with $152.6 million in the second quarter of 2008. Foreign currency exchange rate fluctuations negatively affected 2009 second quarter revenue by approximately $6.3 million compared with the year-ago quarter. Excluding the effects of these foreign exchange rate changes, revenue declined 7% year over year. Revenue trends in each of Real’s businesses in the second quarter of 2009, including the effects of foreign currency exchange rate changes, compared with the year-earlier quarter were: a 9% increase in Music revenue to $40.5 million, offset by a 10% decrease in Technology Products and Solutions revenue to $46.2 million, a 15% decrease in Games revenue to $29.8 million, and a 34% decrease in Media Software and Services revenue to $19.3 million.
Net loss for the second quarter of 2009 was $(188.3) million, or $(1.40) per share, compared with a net loss of $(1.3) million, or $(0.01) per share, in the second quarter of 2008. Included in the second quarter 2009 net loss were non-cash goodwill impairment charges of $175.6 million. Adjusted EBITDA for the second quarter of 2009 was $4.1 million compared with $17.4 million in the second quarter of 2008. A reconciliation of GAAP net income to adjusted EBITDA is provided in the financial tables that accompany this release.
Gross margin was 59% in the second quarter of 2009 compared with 64% in the second quarter of 2008. Income tax provision was $(1.2) million in the second quarter of 2009, compared with $(3.7) million in the year-earlier period. Interest income in the second quarter of 2009 was $754,000 compared with $3.4 million in the year-earlier period.
As of June 30, 2009, Real had approximately $362.8 million in unrestricted cash, cash equivalents and short-term investments, of which nearly 90% is located in the U.S. In addition, Real had approximately $37 million in restricted cash and equity investments at June 30, 2009.

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Business Outlook
Due to the high level of uncertainty regarding consumer spending, global economic trends, foreign currency exchange rate fluctuations and credit markets, RealNetworks is not providing quantitative guidance. The company expects 2009 to continue to be a challenging year for consumer spending, online advertising and corporate infrastructure spending.
For the third quarter of 2009, Real expects overall revenue to increase sequentially but to decline year-over-year. Sequentially, the company expects revenue to be flat or increase in each of our segments. Compared with the year-ago third quarter, Real expects third-quarter Media Software and Services revenue to be flat, and revenue in Music, Games and Technology Products and Solutions to decline.
The foregoing forward-looking statements reflect Real’s expectations as of July 30, 2009. It is not Real’s general practice to update these forward-looking statements until its next quarterly results announcement.
Webcast and Conference Call Information
The company will host a webcast and conference call today at 5:00pm (Eastern)/ 2:00pm (Pacific). The live webcast featuring slides and audio will be available at http://investor.realnetworks.com. Listeners must use RealPlayer® to listen to the conference call, which can be downloaded for free at www.real.com. The on-demand webcast will be available approximately two hours following the conclusion of the live webcast.
Conference Call Details
5:00 p.m. (Eastern) / 2:00 p.m. (Pacific)
Dial In:
800-857-5305 Domestic
773-681-5857 International
Passcode: Second Quarter Earnings
Leader: Rob Glaser
Telephonic replay will be available until 8:00 p.m. (Eastern), Aug. 13, 2009.
Dial In:
866-873-2049 Domestic
402-220-5369 International
RNWK-F
For More Information Contact
Press: Bill Hankes, (206) 892-6614, bhankes@real.com
Financial: Marj Charlier, (206) 892-6718, mcharlier@real.com
About Real Networks
RealNetworks, Inc. delivers digital entertainment services to consumers via PC, portable music player, home entertainment system and mobile phone. Real created the streaming media category in 1995 and has continued to lead the market with pioneering products and services, including: RealPlayer®, the first mainstream media player to enable one-click downloading and recording of Internet video; the award-winning Rhapsody® digital music service, which delivers more than 1 billion songs per year; RealArcade®, one of the largest

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casual games destinations on the Web; and a variety of mobile entertainment services, such as ringback tones, offered to consumers through leading wireless carriers around the world. RealNetworks’ corporate information is located at http://investor.realnetworks.com.
About Non-GAAP Financial Measures
To supplement RealNetworks’ condensed consolidated financial statements presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted revenue, adjusted EBITDA excluding impairments, adjusted EBITDA, adjusted EBITDA by reporting segment, adjusted cost of revenue and adjusted operating expenses, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) to adjusted EBITDA, to adjusted EBITDA excluding impairments, and to adjusted EBITDA by reporting segment; GAAP cost of revenue to adjusted cost of revenue; and GAAP operating expenses to adjusted operating expenses for the relevant periods.
The rationale for management’s use of non-GAAP measures is included in the supplementary materials presented with the second quarter earnings materials, available in Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company’s report on Form 8-K, which is being submitted today to the SEC.
Forward-Looking Statements: This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to Real’s current expectations for future revenue and other financial results, future success of Real’s new products, continued weakness of the economy and future trends in consumer and corporate infrastructure spending and online advertising. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. Actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: fluctuations in foreign currencies; the potential outcomes and effects of claims and legal proceedings, including those relating to RealDVD and the ongoing VeriSign arbitration, on Real’s business prospects financial condition or results of operations; development and consumer acceptance of legal online music distribution services generally and RealNetworks’ content services in particular because these are relatively new and unproven business models and markets; the potential that Real will be unable to continue to enter into commercially attractive agreements with third parties for the provision of compelling content for its subscription service offerings and the distribution of Real’s carrier application services; the emergence of new entrants and competition in the market for digital media subscription offerings, online music sales and downloadable casual games; competitive risks, including the emergence or growth of competing technologies, products and services; risks associated with business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; risks inherent in strategic relationships, especially with competitors, and with respect to technology and service integration efforts; and risks relating to the ability of Real’s strategic partners to generate subscribers for Real’s digital content services. More information about potential risk factors that could affect RealNetworks’ business and financial results is included in RealNetworks’ annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks’ financial statements and forward-looking financial guidance requires the company to make estimates and

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assumptions that affect the reported amount of assets and liabilities and the reported amounts of revenues and expenses during the reported period. Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.
RealNetworks, Rhapsody, RealPlayer and RealArcade are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

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RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	(in thousands, except per share data)
Net revenue	$135,725	$152,648	$276,498	$300,211
Cost of revenue	55,614	55,645	111,635	111,038

Gross profit	80,111	97,003	164,863	189,173

Operating expenses:
Research and development	28,923	29,065	57,482	54,071
Sales and marketing	42,273	53,054	85,958	106,650
Advertising with related party (A)	6,865	9,240	14,288	16,580
General and administrative	19,338	18,337	42,169	35,421
Impairment of goodwill	175,583	—	175,583	—
Restructuring and other charges	—	—	794	686

Total operating expenses	272,982	109,696	376,274	213,408

Operating loss	(192,871)	(12,693)	(211,411)	(24,235)

Other income (expenses):
Interest income, net	754	3,375	1,937	8,333
Equity in net loss of investments	(269)	(107)	(924)	(198)
Gain on sale of equity investments, net	68	222	205	222
Gain on sale of interest in Rhapsody America (B)	—	3,371	—	7,097
Other income (expense), net	(449)	50	406	818

Total other income (expense), net	104	6,911	1,624	16,272

Loss before income taxes	(192,767)	(5,782)	(209,787)	(7,963)
Income taxes	(1,210)	(3,700)	(2,759)	(7,708)

Net loss	(193,977)	(9,482)	(212,546)	(15,671)
Net loss attributable to the noncontrolling interest in Rhapsody America (C)	5,648	8,177	12,081	16,792

Net income (loss) attributable to common shareholders	$(188,329)	$(1,305)	$(200,465)	$1,121

Basic net income (loss) per share available to common shareholders	$(1.40)	$(0.01)	$(1.51)	$0.01

Diluted net income (loss) per share available to common shareholders	$(1.40)	$(0.01)	$(1.51)	$0.01

Shares used to compute basic net income (loss) per share available to common shareholders	134,420	142,905	134,394	142,946
Shares used to compute diluted net income (loss) per share available to common shareholders	134,420	142,905	134,394	156,000

(A)	Consists of advertising purchased by Rhapsody America from MTV Networks (MTVN). MTVN has a 49% ownership interest in Rhapsody America.

(B)	Consists of gains realized from MTVN’s note payments to Rhapsody America. Effective January 1, 2009, the Company adopted SFAS No. 160 Non-controlling Interests in Consolidated Financial Statements, an amendment to ARB No. 51 (SFAS 160) which requires the appreciation of gains on the sale of non-controlling interest to be recorded as an equity transaction.

(C)	Noncontrolling interest in Rhapsody America reflects MTVN’s 49% ownership share in the losses of Rhapsody America.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30,	December 31,
	2009	2008
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$197,492	$232,968
Short-term investments	165,266	137,766
Trade accounts receivable, net	64,413	70,201
Deferred costs, current portion	6,111	4,026
Prepaid expenses and other current assets	36,699	34,599

Total current assets	469,981	479,560

Equipment, software, and leasehold improvements, at cost:
Equipment and software	143,374	135,788
Leasehold improvements	30,954	30,719

Total equipment, software, and leasehold improvements	174,328	166,507
Less accumulated depreciation and amortization	114,109	103,500

Net equipment, software, and leasehold improvements	60,219	63,007

Restricted cash equivalents and investments	14,600	14,742
Equity investments	22,384	18,582
Other assets	3,782	3,775
Deferred costs, non-current portion	6,980	6,120
Deferred tax assets, net, non-current portion	9,442	9,236
Other intangible assets, net	14,268	18,727
Goodwill	—	175,264

Total assets	$601,656	$789,013

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$34,666	$36,575
Accrued and other liabilities	117,445	118,688
Deferred revenue, current portion	39,816	39,835
Related party payable (A)	6,930	13,155
Accrued loss on excess office facilities, current portion	4,214	4,317

Total current liabilities	203,071	212,570

Deferred revenue, non-current portion	2,003	1,961
Accrued loss on excess office facilities, non-current portion	1,010	2,893
Deferred rent	4,564	4,614
Deferred tax liabilities, net, non-current portion	811	1,379
Other long-term liabilities	11,475	11,660

Total liabilities	222,934	235,077

Noncontrolling interest in Rhapsody America (B)	3,627	378

Shareholders’ equity	375,095	553,558

Total liabilities and shareholders’ equity	$601,656	$789,013

(A)	Related party payable reflects amounts owed to MTVN.

(B)	Noncontrolling interest in Rhapsody America reflects MTVN’s 49% ownership interest in the net assets of Rhapsody America.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2009	2008
	(in thousands)
Cash flows from operating activities:
Net loss	$(212,546)	$(15,671)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	15,522	25,701
Stock-based compensation	10,818	11,520
(Gain) loss on disposal of equipment, software, and leasehold improvements	(34)	182
Equity in net loss of investments	924	198
Gain on sale of equity investment, net	(205)	(222)
Excess tax benefit from stock option exercises	(9)	(88)
Impairment of goodwill	175,583	—
Accrued restructuring and other charges	(3,675)	—
Accrued loss on excess office facilities	(1,986)	(1,592)
Deferred income taxes, net	(682)	(2,138)
Gain on sale of interest in Rhapsody America	—	(7,097)
Other	24	89
Net change in certain operating assets and liabilities, net of acquisitions	(1,975)	(39,160)

Net cash used in operating activities	(18,241)	(28,278)

Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(7,608)	(15,231)
Purchases of short-term investments	(66,192)	(95,671)
Proceeds from sales and maturities of short-term investments	38,692	68,741
Proceeds from the sales of equity investments	205	1,225
Purchases of equity investments	(2,000)	—
Payment of acquisition costs, net of cash acquired	(3,154)	(10,164)
Decrease in restricted cash equivalents and investments, net	141	839

Net cash used in investing activities	(39,916)	(50,261)

Cash flows from financing activities:
Net proceeds from sales of common stock under employee stock purchase plan and exercise of stock options	819	6,041
Net proceeds from sales of interest in Rhapsody America	19,537	14,607
Excess tax benefit from stock option exercises	9	88
Repurchases of common stock	—	(681)

Net cash provided by financing activities	20,365	20,055

Effect of exchange rate changes on cash and cash equivalents	2,316	(2,408)

Net increase (decrease) in cash and cash equivalents	(35,476)	(60,892)

Cash and cash equivalents, beginning of period	232,968	476,697

Cash and cash equivalents, end of period	$197,492	$415,805

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2009		2008
	Q2	Q1	Q4	Q3	Q2	Q1
			(in thousands)
Net Revenue by Line of Business:
Consumer products and services (A)	$89,517	$97,194	$100,282	$100,322	$101,353	$96,286
Technology products and solutions (B)	46,208	43,579	52,362	51,633	51,295	51,277

Total net revenue	$135,725	$140,773	$152,644	$151,955	$152,648	$147,563

Consumer Products and Services:
Subscriptions (C)	$54,446	$59,052	$57,853	$57,776	$55,658	$55,193
Media properties (D)	14,753	15,536	18,337	19,946	23,472	18,702
E-commerce and other (E)	20,318	22,606	24,092	22,600	22,223	22,391

Total consumer products and services revenue	$89,517	$97,194	$100,282	$100,322	$101,353	$96,286

Consumer Products and Services:
Music (F)	$40,452	$44,053	$43,882	$41,591	$37,170	$38,079
Media software and services (G)	19,291	20,318	22,695	24,531	29,238	26,409
Games (H)	29,774	32,823	33,705	34,200	34,945	31,798

Total consumer products and services revenue	$89,517	$97,194	$100,282	$100,322	$101,353	$96,286

Net Revenue by Geography:
United States	$90,685	$96,666	$101,369	$102,363	$100,898	$99,169
Rest of world	45,040	44,107	51,275	49,592	51,750	48,394

Total net revenue	$135,725	$140,773	$152,644	$151,955	$152,648	$147,563

Subscribers (presented as greater than) *:
Total subscribers (I)	37,700	36,450	34,100	32,650	35,000	32,200
Technology products and solutions application services subscribers (J)	36,300	33,850	31,500	29,950	32,450	29,500
Music subscribers:
Consumer music subscribers:
Rhapsody subscribers	750	800	775	750	600	600
Radio subscribers	75	1,200	1,225	1,250	1,225	1,275

Total consumer music subscribers	825	2,000	2,000	2,000	1,825	1,875
Technology products and solutions application services music subscribers (K)	975	900	875	850	800	800

Total Music Subscribers**	1,800	2,900	2,875	2,850	2,625	2,675

*	Total music subscribers includes subscribers from our technology products and solutions application subscription services, such as music-on-demand, as well as our consumer music services, such as Rhapsody and Premium Radio. Although music-on-demand subscribers are included in the technology products and solutions application services subscribers and total music subscribers, these subscribers are only counted once as part of our total subscribers.

**	Prior periods have been changed to reflect current period presentation. Totals may not equal due to rounding convention.

(A)	Revenue is derived from consumer digital media subscription services, RealPlayer Plus and related products, sales and distribution of third party software products, content such as games and music and advertising.

(B)	The Technology Products and Solutions (TPS) segment includes revenue and related costs from: sales of ringback tones, music-on-demand, video-on-demand, messaging, and information services; sales of media delivery system software, including Helix system software and related authoring and publishing tools, both directly to customers and indirectly through original equipment manufacturer channels; support and maintenance services sold to customers who purchase software products; broadcast hosting services; and consulting and professional services that are offered to customers.

(C)	Revenue is derived from consumer digital media subscription services including: SuperPass, RadioPass, Rhapsody, GamePass and FunPass.

(D)	Revenue is derived from advertising and through the distribution of third party products.

(E)	Revenue is derived from RealPlayer Plus and related products, sales of third party software products, and content such as games and music.

(F)	The Music segment primarily includes revenue and related costs from: Rhapsody America’s Rhapsody and Radiopass subscription services; sales of digital music content through the Rhapsody service and the RealPlayer music store; and advertising from music websites.

(G)	The Media Software and Services (MSS) segment primarily includes revenue and related costs from: the SuperPass premium subscription service; RealPlayer Plus and related products; sales and distribution of third-party software products; and all advertising other than that related directly to our Music and Games businesses.

(H)	The Games segment primarily includes revenue and related costs from: the sale of individual games on our websites RealArcade.com, GameHouse.com and Zylom.com; the sales of games subscription services; advertising through our games websites; the sale of games through the syndication on partner sites, and sales of games through wireless carriers.

(I)	Total subscribers include technology products and solutions application services and consumer subscription services including: ringback tones, music-on-demand, video-on-demand, Rhapsody, Rhapsody-to-Go, RadioPass, SuperPass, and GamePass.

(J)	Technology products and solutions application service subscribers include: ringback tones, music-on-demand and video-on-demand.

(K)	Technology products and solutions application services music subscribers include music-on-demand.

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)
Reconciliation of GAAP net income (loss) attributable to common shareholders to adjusted EBITDA excluding impairments and adjusted EBITDA is as follows:

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2009	2008	2008	2008	2008
	(in thousands)
Net income (loss) attributable to common shareholders	$(188,329)	$(12,136)	$(240,499)	$(4,500)	$(1,305)	$2,426
Interest income, net	(754)	(1,183)	(2,255)	(2,865)	(3,375)	(4,958)
Stock-based compensation	5,596	5,222	6,056	5,955	6,031	5,489
Loss (gain) on equity investments, net	(68)	(137)	12	—	(222)	—
Conversion of WiderThan stock options to a cash equivalent	3	17	11	16	26	89
Depreciation and amortization (net of noncontrolling interest effect)	5,815	5,726	5,784	6,165	6,186	6,282
Acquisitions related intangible asset amortization (net of noncontrolling interest effect)	1,649	1,768	1,872	5,752	6,171	6,315
Impairment of goodwill and long-lived assets	175,583	—	190,347	—	—	—
Impairment of deferred costs and prepaid royalties	—	—	19,666	—	—	—
Restructuring and other charges	—	794	6,147	—	—	686
Pro forma gain on sale of interest in Rhapsody America	3,444	4,010	6,568	—	—	—
Expenses related to antitrust litigation	—	—	179	174	202	202
Income taxes	1,210	1,549	17,392	728	3,700	4,008

Adjusted EBITDA excluding impairments	$4,149	$5,630	$11,280	$11,425	$17,414	$20,539

Impairments:
Impairment of deferred costs and prepaid royalties	—	—	(19,666)	—	—	—
Restructuring and other charges	—	(794)	(6,147)	—	—	(686)

Adjusted EBITDA	$4,149	$4,836	$(14,533)	$11,425	$17,414	$19,853

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	Quarter Ended June 30, 2009
	Music(A)	MSS(B)	Games(C)	TPS(D)	Other	Grand Total
			(in thousands)
Net revenue	$40,452	$19,291	$29,774	$46,208	$—	$135,725
Cost of revenue	24,945	2,590	8,801	19,278	—	55,614

Gross profit	15,507	16,701	20,973	26,930	—	80,111

Gross margin	38%	87%	70%	58%	—	59%

Operating expenses:
Advertising with related party	6,865	—	—	—	—	6,865
Impairment of goodwill	37,029	46,776	41,247	50,531	—	175,583
Other operating expenses	19,808	18,417	26,761	25,512	36	90,534

Total operating expenses	63,702	65,193	68,008	76,043	36	272,982

Income (loss) from operations	(48,195)	(48,492)	(47,035)	(49,113)	(36)	(192,871)

Other income (expenses):
Interest income, net	—	—	—	—	754	754
Equity in net loss of investments	—	—	—	—	(269)	(269)
Gain on sale of equity investments, net	—	—	—	—	68	68
Other income (expenses), net	—	—	—	—	(449)	(449)

Total other income (expenses), net	—	—	—	—	104	104

Income (loss) before income taxes	(48,195)	(48,492)	(47,035)	(49,113)	68	(192,767)
Income taxes	—	—	—	—	(1,210)	(1,210)

Net income (loss)	(48,195)	(48,492)	(47,035)	(49,113)	(1,142)	(193,977)
Net income (loss) attributable to noncontrolling interest in Rhapsody America	5,648	—	—	—	—	5,648

Net income (loss) attributable to common shareholders	$(42,547)	$(48,492)	$(47,035)	$(49,113)	$(1,142)	$(188,329)

Reconciliation of segment GAAP net income (loss) attributable to common shareholders to segment adjusted EBITDA is as follows:

Net income (loss) attributable to common shareholders	$(42,547)	$(48,492)	$(47,035)	$(49,113)	$(1,142)	$(188,329)
Income taxes	—	—	—	—	1,210	1,210
Interest income, net	—	—	—	—	(754)	(754)
Stock-based compensation	738	798	1,596	2,464	—	5,596
Conversion of WiderThan stock options to a cash equivalent	—	—	—	3	—	3
Acquisitions related intangible asset amortization (F)	278	—	101	1,270	—	1,649
Pro forma gain on sale of interest in Rhapsody America	3,444	—	—	—	—	3,444
Impairment of goodwill	37,029	46,776	41,247	50,531	—	175,583
Gain on sale of equity investments, net	—	—	—	—	(68)	(68)
Depreciation and amortization (F)	1,071	856	1,041	2,847	—	5,815

Adjusted EBITDA	$13	$(62)	$(3,050)	$8,002	$(754)	$4,149

	Quarter Ended June 30, 2008
	Music(A)	MSS(B)	Games(C)	TPS(D)	Other	Grand Total
			(in thousands)
Net revenue	$37,170	$29,238	$34,945	$51,295	—	$152,648

Cost of revenue	20,693	3,707	10,655	20,590	—	55,645

Gross profit	16,477	25,531	24,290	30,705	—	97,003

Gross margin	44%	87%	70%	60%	—	64%

Operating expenses:
Advertising with related party	9,240	—	—	—	—	9,240
Other operating expenses	23,412	15,605	28,424	32,778	237	100,456

Total operating expenses	32,652	15,605	28,424	32,778	237	109,696

Income (loss) from operations	(16,175)	9,926	(4,134)	(2,073)	(237)	(12,693)

Other income (expenses):
Interest income, net	—	—	—	—	3,375	3,375
Equity in net loss of investments	—	—	—	—	(107)	(107)
Gain on sale of equity investments, net	—	—	—	—	222	222
Gain on sale of interest in Rhapsody America (E)	3,371	—	—	—	—	3,371
Other income (expenses), net	—	—	—	—	50	50

Total other income (expenses), net	3,371	—	—	—	3,540	6,911

Income (loss) before income taxes	(12,804)	9,926	(4,134)	(2,073)	3,303	(5,782)
Income taxes	—	—	—	—	(3,700)	(3,700)

Net income (loss)	(12,804)	9,926	(4,134)	(2,073)	(397)	(9,482)
Net income (loss) attributable to noncontrolling interest in Rhapsody America	8,177	—	—	—	—	8,177

Net income (loss) attributable to common shareholders	$(4,627)	$9,926	$(4,134)	$(2,073)	$(397)	$(1,305)

Reconciliation of segment GAAP net income (loss) attributable to common shareholders to segment adjusted EBITDA is as follows:

Net income (loss) attributable to common shareholders	$(4,627)	$9,926	$(4,134)	$(2,073)	$(397)	$(1,305)
Income taxes	—	—	—	—	3,700	3,700
Interest income, net	—	—	—	—	(3,375)	(3,375)
Stock-based compensation	1,089	801	1,530	2,611	—	6,031
Conversion of WiderThan stock options to a cash equivalent	—	—	—	26	—	26
Acquisitions related intangible asset amortization (F)	384	—	914	4,873	—	6,171
Gain on sale of equity investments, net	—	—	—	—	(222)	(222)
Depreciation and amortization (F)	1,262	897	918	3,109	—	6,186
Expenses (benefit) related to antitrust litigation:
Income	—	—	—	—	—	—
Expenses	—	—	—	—	202	202
Charitable contributions	—	—	—	—	—	—

Adjusted EBITDA	$(1,892)	$11,624	$(772)	$8,546	$(92)	$17,414

Note: Cost of revenue and operating expenses of the segments shown above include costs directly attributable to those segments and an allocation of general and administrative and other common or shared costs.

(A)	The Music segment primarily includes revenue and related costs from: Rhapsody America’s Rhapsody and Radiopass subscription services; sales of digital music content through the Rhapsody service and the RealPlayer music store; and advertising from music websites.

(B)	The Media Software and Services (MSS) segment primarily includes revenue and related costs from: the SuperPass premium subscription service; RealPlayer Plus and related products; sales and distribution of third-party software products; and all advertising other than that related directly to our Music and Games businesses.

(C)	The Games segment primarily includes revenue and related costs from: the sale of individual games on our websites RealArcade.com, GameHouse.com and Zylom.com; the sales of games subscription services; advertising through our games websites; the sale of games through the syndication on partner sites, and sales of games through wireless carriers.

(D)	The Technology Products and Solutions (TPS) segment includes revenue and related costs from: sales of ringback tones, music-on-demand, video-on-demand, messaging, and information services; sales of media delivery system software, including Helix system software and related authoring and publishing tools, both directly to customers and indirectly through original equipment manufacturer channels; support and maintenance services sold to customers who purchase software products; broadcast hosting services; and consulting and professional services that are offered to customers.

(E)	Comprises gains realized from MTVN’s note payments to Rhapsody America. Effective January 1, 2009, the Company adopted SFAS 160 which requires the appreciation of gains on the sale of non-controlling interest to be recorded as an equity transaction.

(F)	Net of noncontrolling interest effect.

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	Quarter Ended June 30, 2009
			Acquisitions	WiderThan
			Related	Options
			Intangible	Converted	Antitrust
	As	Stock-Based	Asset	to a Cash	Litigation
	Reported	Compensation	Amortization(A)	Equivalent	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue	$55,614	$(363)	$(553)	$—	$—	$54,698

Operating expenses:
Research and development	$28,923	$(2,234)	$—	$(3)	$—	$26,686
Sales and marketing	42,273	(1,199)	(1,096)	—	—	39,978
General and administrative	19,338	(1,800)	—	—	—	17,538

Adjusted operating expenses, net	$90,534	$(5,233)	$(1,096)	$(3)	$—	$84,202

	Quarter Ended June 30, 2008
			Acquisitions	WiderThan
			Related	Options
			Intangible	Converted	Antitrust
	As	Stock-Based	Asset	to a Cash	Litigation
	Reported	Compensation	Amortization(A)	Equivalent	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue	$55,645	$(662)	$(2,282)	$(1)	$—	$52,700

Operating expenses:
Research and development	$29,065	$(2,146)	$—	$—	$—	$26,919
Sales and marketing	53,054	(1,433)	(3,889)	(7)	—	47,725
General and administrative	18,337	(1,790)	—	(18)	(202)	16,327

Adjusted operating expenses, net	$100,456	$(5,369)	$(3,889)	$(25)	$(202)	$90,971

	Six Months Ended June 30, 2009
			Acquisitions	WiderThan
			Related	Options
			Intangible	Converted	Antitrust
	As	Stock-Based	Asset	to a Cash	Litigation
	Reported	Compensation	Amortization(A)	Equivalent	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue	$111,635	$(993)	$(1,099)	$(1)	$—	$109,542

Operating expenses:
Research and development	$57,482	$(4,058)	$—	$(8)	$—	$53,416
Sales and marketing	85,958	(2,265)	(2,318)	(11)	—	81,364
General and administrative	42,169	(3,502)	—	—	—	38,667

Adjusted operating expenses, net	$185,609	$(9,825)	$(2,318)	$(19)	$—	$173,447

	Six Months Ended June 30, 2008
			Acquisitions	WiderThan
			Related	Options
			Intangible	Converted	Antitrust
	As	Stock-Based	Asset	to a Cash	Litigation
	Reported	Compensation	Amortization(A)	Equivalent	Related	Adjusted
			(in thousands)
Expenses in accordance with GAAP

Cost of revenue	$111,038	$(896)	$(4,597)	$(22)	$—	$105,523

Operating expenses:
Research and development	$54,071	$(4,059)	$—	$(46)	$—	$49,966
Sales and marketing	106,650	(3,341)	(7,889)	(29)	—	95,391
General and administrative	35,421	(3,224)	—	(18)	(404)	31,775

Adjusted operating expenses, net	$196,142	$(10,624)	$(7,889)	$(93)	$(404)	$177,132

(A)	- Net of noncontrolling interest effect.

RealNetworks, Inc. and Subsidiaries
Earnings Per Share Reconciliation
(Unaudited)

	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	(in thousands, except per share data)
Net income (loss) attributable to common shareholders	$(188,329)	$(1,305)	$(200,465)	$1,121
Less accretion of MTVN’s preferred return in Rhapsody America	(416)	—	(1,850)	—

Net income (loss) available to common shareholders	$(188,745)	$(1,305)	$(202,315)	$1,121

Shares used to compute basic net income (loss) per share available to common shareholders	134,420	142,905	134,394	142,946
Dilutive potential common shares:
Stock options and restricted stock	—	—	—	2,304
Convertible debt	—	—	—	10,750

Shares used to compute diluted net income (loss) per share available to common shareholders	134,420	142,905	134,394	156,000

Basic net income (loss) per share available to common shareholders	$(1.40)	$(0.01)	$(1.51)	$0.01
Diluted net income (loss) per share available to common shareholders	$(1.40)	$(0.01)	$(1.51)	$0.01